UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2024

DELUXE CORPORATION
(Exact name of registrant as specified in its charter)

MN	1-7945	41-0216800
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

801 S. Marquette Ave., Minneapolis, MN	55402-2807
(Address of principal executive offices)	(Zip Code)

(651) 483-7111
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $1.00 per share	DLX	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act. ☐

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective January 10, 2024, Michael Reed, Senior Vice President, President, B2B of Deluxe Corporation (the “Company”), transitioned into the role of Special Advisor to the Company’s Chief Executive Officer. Mr. Reed will serve as Special Advisor during a transition period until Mr. Reed’s separation from the Company on March 29, 2024, subject to extension by the Company (the “Separation Date”). Prior to the Separation Date, the Company expects to enter into a related Separation Agreement with Mr. Reed (the “Separation Agreement”), under which Mr. Reed’s compensation and benefits will continue during the transition period as in effect on January 10, 2024. The Separation Agreement will provide for the release of claims by Mr. Reed as of the date of the Separation Agreement and a second release following the Separation Date (the “Second Release”).

In connection with his separation, Mr. Reed will also be entitled to receive severance payments in accordance with the Company’s Severance Plan for Certain Executive Level Employees (the “Executive Severance Plan”), subject to his signing and not rescinding the Second Release. A copy of the Executive Severance Plan has been previously filed with the Securities and Exchange Commission (“Commission”). Pursuant to the terms of the Executive Severance Plan, following the Separation Date, Mr. Reed will be entitled to receive: (i) a severance payment equal to 12 months of his base salary, (ii) reimbursement for executive-level outplacement counseling and support services up to a maximum of $25,000 and (iii) a one-time payment of $20,000. He is also required to comply with the post-employment restrictions and the other terms of an existing confidentiality agreement and non-competition agreement. Mr. Reed’s outstanding bonus and equity awards will be handled in accordance with the applicable terms of the Company’s related plans and award agreements, copies of which have been previously filed with the Commission. Mr. Reed will also receive his fiscal year 2023 cash bonus in accordance with the terms of the Annual Incentive Plan.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
101.INS	XBRL Instance Document – the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document
101.SCH	XBRL Taxonomy Extension Schema Document
101.LAB	XBRL Taxonomy Extension Label Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document
104	Cover page interactive data file (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 16, 2024

DELUXE CORPORATION

/s/ Jeffrey L. Cotter

Jeffrey L. Cotter
Senior Vice President, Chief
Administrative Officer and
General Counsel

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